Van Kampen New York Tax Free Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Dormit  4/1/0    -     $102.8 $51,465  1,000,    1.94%  0.84%    UBS      UBS
  ory     5              1      ,000     000                    Financ  Financ
Author                                                           ial      ial
ity of                                                          Servic  Servic
  the                                                            es,      es
 State                                                          Janney
of New                                                          Montgo
 York                                                            mery
                                                                Scott
                                                                 LLC,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y

                                                                 UBS
                                                                Financ
  New                                                            ial
 York   4/20/    -     $103.2 $560,11  1,000,    0.18%  0.83%   Servic    UBS
 City     05             9     0,000     000                      es    Financ
Munici                                                          Inc.,     ial
  pal                                                           First   Servic
 Water                                                          Albany    es
Financ                                                          Capita
   e                                                              l
Author                                                          Inc.,
  ity                                                           Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                Bear,
                                                                Stearn
 City   5/20/    -     $104.8 $853,13  2,000,    0.23%  1.68%    s &     Bear
of New    05             9     5,000     000                     Co.    Stearn
 York                                                           Inc.,      s
Genera                                                          Citigr
   l                                                             oup,
Obliga                                                          Morgan
 tion                                                           Stanle
 Bonds                                                          y, UBS
Fiscal                                                          Financ
 2005                                                            ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                  .,
                                                                Inc/Le
                                                                bentha
                                                                  l,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                 UBS
                                                                Financ
Puerto  6/3/0    -     $103.6 $1,336,  1,500,    0.11%  1.25%    ial      UBS
 Rico     5              7    333,535    000                    Servic  Financ
Infras                                                            es      ial
tructu                                                          Inc.,   Servic
  re                                                            Citigr    es
Financ                                                           oup,
  ing                                                           Lehman
Author                                                          Brothe
  ity                                                            rs,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                Goldma
                                                                  n,
  New                                                           Sachs
 York   8/18/    -     $107.5 $2,788,  1,250,    0.04%  1.04%   & Co.,  Goldma
 State    05             3    000,000    000                    Citigr    n,
Thruwa                                                           oup,    Sachs
   y                                                            Bear,    & Co.
Author                                                          Stearn
  tiy                                                            s &
Series                                                           Co.
2005-B                                                          Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Inc.,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                 Inc.